Second Quarter 2006 Financial Review Comerica Incorporated July 20, 2006

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda This presentation provides an overview of the second quarter 2006 financial performance for Comerica Incorporated. All information contained herein has been made public. Please refer to our press release and financial statements for additional detail. Financial Results Highlights Income Statement Loan Growth Credit Quality Deposit Growth Banking Center Expansion Outlook Questions & Answers Appendix

Financial Results 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Net Income $200 $194 3% $217 -8% Diluted EPS $1.22 $1.18 3% $1.28 -5% Return on Equity 15.50% 15.33% 16.99% Net Interest Income $502 $479 5% $483 4% Net Interest Margin 3.83% 3.80% 4.09% Provision for Loan Losses $27 $(27) N/M $2 N/M Noninterest Income $225 $215 5% $219 3% Noninterest Expenses $405 $449 -10% $383 6% $ in millions, except per share data N/M = Not Meaningful

Second Quarter 2006 Highlights Second Quarter 2006 Compared to First Quarter 2006 Total revenues increased $33 million (5%) Annualized average loan growth of 15%*: 21% in Western market 34% in Texas market 5% in Midwest & Other Markets Net interest margin of 3.83% Strong credit quality: Net loan charge-offs of 15 basis points Nonperforming assets comprise 37 basis points of total loans and other real estate Noninterest expenses decreased $44 million * Loan growth figures exclude Financial Services Division loans

First Six Months of 2006 Highlights First Six Months of 2006 Compared to First Six Months of 2005 Total revenues increased 4% Average loan growth of 7%*: 14% in Western market 15% in Texas market 1% in Midwest & Other Markets Continued strong credit quality: Net loan charge-offs of 15 basis points 29% decrease in nonperforming assets Noninterest expenses increased 13% * Loan growth figures exclude Financial Services Division loans.

Non-GAAP Financial Performance YTD YTD 2Q06 1Q06 6/06 6/05 GAAP EPS Before Cumulative Change in Accounting Principle $1.22 $1.23 $2.45 $2.44 Major Adjustments: - Provision for Credit Losses(1) 0.00 (0.14) (0.14) (0.27) - Interest on Tax Liabilities(2) (0.02) 0.10 0.08 0.02 - Provision for Income Taxes(2) 0.00 (0.10) (0.10) 0.00 Non-GAAP Adjusted EPS $1.20 $1.09 $2.29 $2.19 10% 5% (1) Assumes provision equals greater of reported provision or net credit-related charge-offs as calculated on a quarterly basis (2) 2Q06 includes a $6 million reduction in interest on tax liabilities from prior outstanding tax-related claims; 1Q06 includes $26 million of interest on tax liabilities and $16 million after-tax relief in the provision for income taxes related to the completion of the Corporation's federal tax returns for the years 1996-2000 Note: GAAP denotes Generally Accepted Accounting Principles

2Q05 3Q05 4Q05 1Q06 2Q06 Net Interest Income * 483 492 501 479 502 Net Interest Margin * 0.0409 0.0399 0.04 0.038 0.0383 Warrant Accounting 20 Net Interest Margin 0.0415 Net Interest Income and Margin Net Interest Income up $23 million (5%) to $502 million Net Interest Margin of 3.83%, up 3 bps $ in millions * Excluding 3Q05 one-time warrant accounting benefit

Noninterest Income 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Service Charges on Deposit Accounts $54 $54 1% $54 2% Fiduciary Income 45 45 0% 43 4% Commercial Lending Fees 15 15 -4% 16 -10% Letter of Credit Fees 15 16 -1% 18 -13% Foreign Exchange Income 9 10 -2% 9 -1% Brokerage Fees 10 10 -5% 9 8% Investment Advisory Revenue, Net 19 17 9% 12 67% Card Fees 12 11 11% 9 23% Bank-owned Life Insurance 10 13 -28% 10 -6% Warrant Income 4 1 N/M 3 36% Net Securities Gains (Losses) 1 (2) N/M 0 N/M Other Noninterest Income 31 25 22% 36 -13% Noninterest Income $225 $215 5% $219 3% N/M = Not Meaningful $ in millions; % change based on full dollar amounts

Noninterest Expenses 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Salaries $210 $206 3% $197 6% Benefits 46 51 -10% 44 4% Total Salaries and Employee Benefits 256 257 0% 241 6% Net Occupancy Expense 30 31 -1% 28 7% Equipment Expense 15 14 12% 14 11% Outside Processing Fee Expense 22 21 8% 20 13% Software Expense 14 14 -2% 11 21% Customer Services 9 13 -33% 10 -10% Litigation and Operational Losses 3 1 143% 7 -57% Provision for Credit Losses on Lending-Related Commitments 1 13 -93% (3) N/M Other Noninterest Expenses 55 85 -36% 55 0% Noninterest Expenses $405 $449 -10% $383 6% N/M = Not Meaningful $ in millions; % change based on full dollar amounts

Geographic Loan Growth 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Midwest & Other $24.1 $23.8 1% $23.9 1% Western > Excluding FSD 16.0 13.5 15.7 12.8 2% 5% 13.0 11.9 24% 14% Texas 5.9 5.4 9% 4.9 18% Florida 1.8 1.6 14% 1.4 27% TOTAL $47.8 $46.5 3% $43.2 11% > EXCLUDING FSD $45.3 $43.6 4% $42.1 7% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Line of Business Loan Growth 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Middle Market $15.3 $14.8 4% $14.7 4% Commercial Real Estate 6.4 6.0 7% 5.4 18% Global Corporate Banking 4.8 4.7 2% 5.1 -6% National Dealer Services 5.1 4.7 9% 4.3 19% Specialty Businesses* 6.6 6.7 -3% 4.6 42% SUBTOTAL - BUSINESS BANK $38.2 $36.9 4% $34.1 12% Small Business Banking 3.8 3.7 2% 3.5 8% Personal Banking 2.2 2.3 -3% 2.3 0% SUBTOTAL - RETAIL BANK $6.0 $6.0 0% $5.8 5% Private Banking 3.6 3.6 0% 3.3 6% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.6 $3.6 0% $3.3 6% TOTAL $47.8 $46.5 3% $43.2 11% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Credit Quality and Reserve Trends 2Q06 1Q06 4Q05 3Q05 2Q05 Total Net Credit-related Charge-offs $19 $22 $28 $21 $29 Total Provision for Credit Losses(1) $28 $(14) $5 $(31) $(1) Total Allowance for Credit Losses $522 $513 $549 $572 $624 Total Nonperforming Assets $174 $141 $162 $220 $246 NPA Ratio (2) NCO Ratio (3) 0.37% 0.15% 0.32% 0.14% 0.37% 0.20% 0.52% 0.18% 0.57% 0.27% ALL Ratio (4) NPA Coverage Ratio (5) 1.04% 278% 1.06% 334% 1.19% 319% 1.33% 253% 1.41% 248% $ in millions (1) Includes the Provision for Loan Losses and Provision for Credit Losses on Lending-Related Commitments (2) Nonperforming Assets / Total Loans, Other Real Estate and Nonaccrual Debt Securities (3) Net Loan Charge-offs / Average Total Loans (4) Allowance for Loan Losses / Total Loans (5) Allowance for Loan Losses / Nonperforming Assets

2Q06 1Q06 4Q05 3Q05 2Q05 1Q05 4Q04 3Q04 Nonaccrual Loans $37 $20 $22 $38 $44 $67 $74 $85 Loans Transferred to Nonaccrual * 24 4 0 13 26 3 16 30 Net Loan Charge-offs 4 3 (2) 7 7 3 4 11 Net Lending-related Commitment Charge-offs 0 5 6 0 0 0 0 0 $ in millions * Based on analysis of nonaccrual loans with book balances greater than $2 million Automotive Credit Trends

Line of Business Deposit Growth 2Q06 1Q06 Q - Q% Change 2Q05 Y - Y% Change Middle Market $4.0 $4.2 -3% $4.0 1% Commercial Real Estate 1.1 1.1 -5% 1.0 12% Global Corporate Banking 3.1 3.4 -9% 3.5 -11% National Dealer Services 0.1 0.1 -4% 0.1 2% Specialty Businesses1 9.6 10.1 -5% 11.8 -19% SUBTOTAL - BUSINESS BANK $17.9 $18.9 -5% $20.4 -12% Small Business Banking 3.8 3.8 0% 3.8 1% Personal Banking 12.9 12.9 0% 13.1 -1% SUBTOTAL - RETAIL BANK $16.7 $16.7 0% $16.9 -1% Private Banking 2.5 2.5 0% 2.4 3% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.5 $2.5 0% $2.4 3% Finance/Other2 4.9 3.1 N/M 0.3 N/M TOTAL $42.0 $41.2 2% $40.0 5% $ in billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 2Q06 - $4.3B; 1Q06 - $2.6B; 2Q05 - $0.1B

Financial Services Division Data 2Q06 1Q06 4Q05 Balance Sheet Noninterest-Bearing $4.8 $4.7 $5.9 Interest-Bearing 1.8 2.3 2.6 Average Deposits $6.6 $7.0 $8.5 Average Loans $2.6 $2.9 $2.8 Noninterest Expenses Customer Services $9 $13 $19 Average Rates FSD Loans (Primarily Low-rate) 0.60% 0.43% 0.38% FSD Interest Bearing Deposits 3.88% 3.74% 3.38% Balance Sheet data in $billions; Non-interest Expense data in $millions

Banking Center Expansion Targeting 24 new banking centers in 2006 Deposits at new banking centers are ahead of expectations All lines of business are well represented in the deposit growth Location of New Banking Centers Full Year 2006 YTD 2006 2005 2004 California 12 2 8 9 Arizona 2 2 2 0 Texas 6 0 7 3 Florida 3 2 0 0 Michigan 1 1 1 5 Total 24 7 18 17

2006 Full Year Trends High single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% Credit-related net charge-offs of 15 to 20 basis points of average loans and, for the remainder of 2006, a provision for credit losses slightly in excess of credit-related net charge-offs Low-single digit noninterest income growth, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene EVP and Chief Credit Officer and Paul Burdiss, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 6/06 % YTD 6/05 % Business Bank $284 74% $342 71% Retail Bank 73 19 95 20 Wealth & Institutional Management 28 7 42 9 385 100% 479 100% Finance (10) (48) Other 19 (15) TOTAL $394 $416 $ in millions

Market Segment Contribution to Net Income YTD 6/06 % YTD 6/05 % Midwest & Other Markets $214 56% $249 52% Western 124 32 172 36 Texas 41 11 51 11 Florida 6 1 7 1 385 100% 479 100% Finance and Other 9 (63) TOTAL $394 $416 $ in millions

Second Quarter 2006 Average Loans Midwest & Other Western Texas Florida TOTAL Middle Market $9.2 $4.3 $1.6 $0.2 $15.3 Commercial Real Estate 2.9 2.3 0.9 0.3 6.4 Global Corporate Banking 3.8 0.7 0.3 0.0 4.8 National Dealer Services 0.7 3.3 0.2 0.9 5.1 Specialty Businesses* 1.7 3.5 1.4 0.0 6.6 SUBTOTAL - BUSINESS BANK $18.3 $14.1 $4.4 $1.4 $38.2 Small Business Banking 2.1 0.9 0.8 0.0 3.8 Personal Banking 2.0 0.0 0.2 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $0.9 $1.0 $0.0 $6.0 Private Banking 1.7 1.0 0.5 0.4 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.0 $0.5 $0.4 $3.6 TOTAL $24.1 $16.0 $5.9 $1.8 $47.8 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Second Quarter 2006 Average Deposits Midwest & Other Western Texas Florida TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $4.0 Commercial Real Estate 0.6 0.3 0.1 0.1 1.1 Global Corporate Banking 2.7 0.2 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 8.5 0.4 0.0 9.6 SUBTOTAL - BUSINESS BANK $4.8 $12.1 $0.9 $0.1 $17.9 Small Business Banking 2.1 0.8 0.9 0.0 3.8 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.7 $1.5 $2.5 $0.0 $16.7 Private Banking 0.7 1.3 0.3 0.2 2.5 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.2 $2.5 Finance/Other2 4.9 0.0 0.0 0.0 4.9 TOTAL $23.1 $14.9 $3.7 $0.3 $42.0 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $4.3B in Institutional CD's; included in Finance Division segment

Munder Capital Management Financial History YTD 6/06 2005 2004 2003 2002 2001 Revenue(1)(2) $42 $120 $44 $33 $30 $(42) Expenses(1)(3) 34 49 30 28 119 53 Pre-tax Income Before Cumulative Effect of Change in Accounting Principle 8 71 14 5 (89) (95) Cumulative Effect of Change in Accounting Principle (12) 0 0 0 0 0 Pre-tax Income After Cumulative Effect of Change in Accounting Principle $(4) $71 $14 $5 $(89) $(95) $ in millions (1) Revenue and expenses include $55 million and $2 million, respectively, related to the sale of Framlington in 2005. Revenue and expenses were reduced in 2001 by $57 million and $5 million, respectively, related to a long-term incentive plan at Framlington. (2) Revenue includes $5 million and $40 million impairment charges on deferred distribution costs in 2002 and 2001, respectively. (3) Expenses include $86 million goodwill impairment charge in 2002 and $11 million of goodwill amortization in 2001.